                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       April 19, 2000
                                                 ------------------------------

                            Kana Communications, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-27163                 77-0435679
-------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

                     740 Bay Road, Redwood City, California            94063
-------------------------------------------------------------------------------
                  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code        (650) 298-9282
                                                  -----------------------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

PORTIONS AMENDED

         The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on May 4, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in item 7 below, no other changes are being made to the Current Report on Form 8-K filed on May 4, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required to be filed are incorporated by reference to the Financial Statements and Financial Schedule of Silknet Software, Inc. included in the Registrant's Registration Statement on Form S-4 (File No. 333-32428).


         (b)      PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required to be filed is incorporated by reference to the Pro Forma Financial Statements of Silknet Software, Inc. included in the Registrant's Registration Statement on Form S-4 (File No. 333-32428).


         (c)      EXHIBITS

                  NUMBER            DESCRIPTION
                  ------            -------------
                  23.1              Consent of PricewaterhouseCoopers LLP.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KANA COMMUNICATIONS, INC.



Date:  May 8, 2000                     By: /s/  MICHAEL J. MCCLOSKEY
                                                --------------------
                                                Michael J. McCloskey,
                                                Chief Executive Officer

                                  EXHIBIT INDEX




                  Exhibit
                  Number            Description of Document
                  ------            -----------------------

                  23.1              Consent of PricewaterhouseCoopers LLP.